SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            October 31, 2000

                          CLIMACHEM, INC.
(Exact name of registrant as specified in its charter)

 Oklahoma                                                                                                      73-1528549
 (State or other                                          (Commission File                         (IRS Employer
jurisdiction of                                             Number)                                      Identification No.)
 incorporation)

16 South Pennsylvania, Oklahoma City, Oklahoma                                               73107
 (Address of principal executive offices)                                                             (Zip Code)

Registrant's telephone number, including area code     (405) 235-4546

Not applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     ClimaChem, Inc. (the "Company") is a wholly owned subsidiary of LSB Industries, Inc. ("LSB"). On August 23, 2000, a wholly owned subsidiary (the "Subsidiary") of LSB and Orica USA, Inc. ("Orica") entered into a letter agreement (the "Letter Agreement") wherein the Subsidiary agreed to acquire certain assets comprising LaRoche Industries, Inc.'s ("LaRoche") ammonium nitrate manufacturing business located in Cherokee, Alabama and Crystal City, Missouri (the "Assets") in the event Orica was the successful bidder in a bankruptcy court managed action of the nitrogen products manufacturing business of LaRoche. The bankruptcy court approved the sale of LaRoche's nitrogen manufacturing business to Orica. Pursuant to the terms of the Letter Agreement, Orica and its wholly owned subsidiary assigned to subsidiaries of LSB its right to purchase all of the Assets directly from LaRoche, effective October 31, 2000.

     The Assets consist of two chemical plants: one located in Cherokee, Alabama ("Cherokee Plant") and the other located in Crystal City, Missouri ("Crystal City Plant"). The Assets also include all inventory, machinery and equipment, and real property, associated with the two chemical plants. A subsidiary of the Company leases the Crystal City Plant and the Cherokee Plant from two LSB subsidiaries, which are not subsidiaries of the Company. The Crystal City Plant will not be operated and is currently being shut down. The Crystal City lease is for six months and requires the subsidiary to maintain the facility for product storage and distribution purposes. The Cherokee Plant is being operated on at least a temporary basis and the lease is for one year and requires monthly lease payments of $175,000. The leases include most, but not all, of the Assets. The terms of the acquisition are more fully described in the Form 8-K dated October 31, 2000.

Item 7. Financial Statements and Exhibits.

     Pursuant to Item 7 of Form 8-K, the Company indicated it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.
     (a)  Financial Statements of Business Acquired.

     The following historical financial statements with respect to the Cherokee Plant are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are attached hereto as Exhibit 99.2.

     Historical Financial Statements:

     Report of Independent Auditors Ernst & Young LLP

     Statement of Assets Acquired and Liabilities Assumed as of October 31, 2000;

      Statements of Revenues and Direct Expenses for the Year Ended September 30, 2000 and 1999; and

      Notes to Statements of Assets Acquired and Liabilities Assumed and Revenues and Direct Expenses

(b) Pro Forma Financial Information.

     The following unaudited pro forma financial information is filed as required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached hereto as Exhibit 99.3.

     Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000;

     Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2000;

     Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999; and

     Notes to the Unaudited Pro Forma Consolidated Financial Statements

(c) Exhibits.

     2.1*   Letter Agreement, dated August 23, 2000, between LSB Chemical Corp. and Orica USA, Inc. is incorporated by reference from Exhibit 2.1 to the Form 8-K dated October 31, 2000, and filed by LSB Industries, Inc. on November 15, 2000. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

     2.2*   Agreement, dated October 31, 2000, between Orica Nitrogen, L.L.C., Orica USA, Inc. and LSB Chemical Corp. is incorporated by reference from Exhibit 2.2 to the Form 8-K dated October 31, 2000, and filed by LSB Industries, Inc. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

     99.1* Press Release, dated November 3, 2000, is incorporated by reference from Exhibit 10.1 to the Form 8-K dated October 31, 2000, and filed by LSB Industries, Inc. on November 15, 2000.

     99.2 Historical Financial Statements of the Cherokee Plant.

     99.3 Pro Forma Financial Information

_____________________

* Filed as an exhibit to the Company's Current Report on Form 8-K dated October 31, 2000.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     CLIMACHEM, INC.

                                                                                    By:   /s/ Tony M. Shelby
                                                                                          Tony M. Shelby
                                                                                          Senior Vice President and
                                                                                          Chief Financial Officer

Date:  January 16, 2001

K:\A-C\ClimaChem\8K\1000\10-31-00.8ka2.wpd